ORGANIZATION	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION
ORGANIZATION
Match Group, Inc. is the world's leading provider of dating products. We operate a portfolio of over 45 brands, including Match, Tinder, PlentyOfFish, Meetic, OkCupid, Pairs, Twoo, OurTime, BlackPeopleMeet and LoveScout24 (formerly known as FriendScout24), each designed to increase our users' likelihood of finding a romantic connection. Through our portfolio of trusted brands, we provide tailored products to meet the varying preferences of our users. We currently offer our dating products in 42 languages across more than 190 countries. Following the sale of our Non-dating segment in March 2017, Match Group is managed as a portfolio of dating brands and has one operating segment.
Through the brands, we are a leading provider of membership-based and ad-supported dating products servicing North America, Western Europe and many other regions around the world. We provide these services through websites and applications that we own and operate.
On November 24, 2015, the Company completed its initial public offering ("IPO") of 38.3 million shares of its common stock at a price of $12.00 per share for proceeds, net of fees and expenses, of $428.3 million. As of December 31, 2016, IAC/InterActiveCorp's ("IAC") ownership interest and voting interest in Match Group were 82.5% and 97.9%, respectively.
All references to "Match Group," the "Company," "we," "our," or "us" in this report are to Match Group, Inc.